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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 13, 2002


                          BUCKHEAD AMERICA CORPORATION
               (Exact name of registrant as specified in charter)


                         Commission File Number 0-22132

              Delaware                                  58-2023732
   (State or other jurisdiction of           (IRS Employer Identification No.)
   incorporation)


           7000 Central Parkway
                Suite 850                                   30328
            Atlanta, Georgia                              (Zip Code)
(Address of principal executive offices)



        Registrant's telephone number including area code (770) 393-2662



          (Former name or former address, if changed since last report)



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ITEM 5.           OTHER EVENTS.
                  ------------

         On November 13, 2002, Buckhead America Corporation (the "Company") filed a Form 15 to terminate registration of its common stock under the Securities and Exchange Act of 1934. The Company issued a press release announcing the filing of the Form 15, which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)    Exhibits

                  EXHIBIT NO.        DESCRIPTION
                  -----------        -----------
                  99.1               Press release dated November 13, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          BUCKHEAD AMERICA CORPORATION


Date:  November 13, 2002                 By: /s/ Doug Collins
                                         --------------------------------------
                                         Douglas Collins, President and Chief
                                         Executive Officer




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